Baird SmallCap Value Fund
Schedule of Investments, September 30, 2019 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Aerospace & Defense
Astronics Corp. (1)	15,811	$464,527	1.4%
Hexcel Corp.	12,589	1,033,935	3.2%
		1,498,462	4.6%
Air Freight & Logistics
Air Transport Services Group, Inc. (1)	37,432	786,821	2.4%
Banks
Preferred Bank	14,562	762,758	2.3%
Biotechnology
Eagle Pharmaceuticals, Inc. (1)	8,950	506,301	1.6%
Commercial Services & Supplies
Deluxe Corp.	11,448	562,784	1.7%
Construction & Engineering
Construction Partners, Inc. (1)	39,279	611,967	1.9%
Diversified Consumer Services
OneSpaWorld Holdings Ltd. (1)(2)	60,653	941,941	2.9%
Electrical Equipment
nVent Electric PLC (2)	30,277	667,305	2.1%
Electronic Equipment, Instruments & Components
Dolby Laboratories, Inc. - Class A	10,300	665,792	2.0%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	15,974	1,168,498	3.6%
CareTrust REIT, Inc.	42,456	997,928	3.1%
CyrusOne, Inc.	14,609	1,155,572	3.5%
Essential Properties Realty Trust, Inc.	43,484	996,218	3.0%
Physicians Realty Trust	72,849	1,293,070	4.0%
		5,611,286	17.2%
Food Products
Lamb Weston Holdings, Inc.	17,251	1,254,493	3.9%
Gas Utilities
Southwest Gas Holdings, Inc.	14,737	1,341,656	4.1%
Health Care Equipment & Supplies
Hill-Rom Holdings, Inc.	3,452	363,254	1.1%
ICU Medical, Inc. (1)	5,553	886,259	2.7%
		1,249,513	3.8%
Hotels, Restaurants & Leisure
Churchill Downs, Inc.	3,588	442,956	1.4%
Household Durables
ZAGG, Inc. (1)	90,812	569,391	1.7%
Independent Power and Renewable Electricity Producers
Atlantica Yield Plc (2)	42,310	1,019,248	3.1%
Insurance
First American Financial Corp.	8,237	486,065	1.5%
Old Republic International Corp.	47,501	1,119,599	3.4%
		1,605,664	4.9%
IT Services
CACI International, Inc. (1)	6,372	1,473,589	4.5%
Perspecta, Inc.	18,775	490,403	1.5%
		1,963,992	6.0%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	28,966	1,038,431	3.2%
Multi-Utilities
Algonquin Power & Utilities Corp. (2)	61,166	837,974	2.6%
Software
j2 Global, Inc. (1)	14,016	1,272,933	3.9%
Technology Hardware, Storage & Peripherals
Immersion Corp. (1)	50,134	383,525	1.2%
Thrifts & Mortgage Finance
Axos Financial, Inc. (1)	33,740	932,911	2.9%
Essent Group Ltd. (2)	18,030	859,490	2.6%
Merchants Bancorp	33,402	552,469	1.7%
Meta Financial Group, Inc.	36,668	1,195,744	3.7%
NMI Holdings, Inc. (1)	36,704	963,847	2.9%
		4,504,461	13.8%
Wireless Telecommunication Services
Boingo Wireless, Inc. (1)	77,083	855,621	2.6%
Total Common Stocks (Cost $24,433,604)		30,955,275	94.9%

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.89% (3)	2,097,574	2,097,574	6.4%
Total Short-Term Investment (Cost $2,097,574)		2,097,574	6.4%
Total Investments (Cost $26,531,178)		33,052,849	101.3%
Liabilities in Excess of Other Assets		(441,564)	(1.3)%
TOTAL NET ASSETS		$32,611,285	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Baird SmallCap Value Fund
Schedule of Investments, September 30, 2019 (Unaudited)
Summary of Fair Value Exposure at September 30, 2019 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$30,955,275	$–	$–	$30,955,275
Total Equity	30,955,275	–	–	30,955,275
Short-Term Investment
Money Market Mutual Fund	2,097,574	–	–	2,097,574
Total Short-Term Investment	2,097,574	–	–	2,097,574
Total Investments*	$33,052,849	$–	$–	$33,052,849

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.